


Consent of Independent Auditors

The Board of Directors
Airgas, Inc.:

We consent to the use of our report included in the Company's annual report on Form 10-K for the fiscal year ended March 31, 1996 which has been incorporated herein by reference.


                                               KPMG Peat Marwick LLP



Philadelphia, PA
May 30, 1997